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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       November 3, 2000
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                               THE TIMKEN COMPANY
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               (Exact name of registrant as specified in charter)




           Ohio                         1-1169                  34-0577130
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)





1835 Dueber Avenue, S.W., Canton, Ohio                               44706-2798
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(Address of Principal Executive Offices)                             (Zip Code)




       Registrant's telephone number, including area code: (330) 438-3000


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ITEM 5.  OTHER EVENTS

New Common Stock Purchase Plan

                  On November 3, 2000, the Board of Directors of The Timken Company, an Ohio corporation (the "Company"), approved the Company's 2000 Common Stock Purchase Plan (the "2000 Purchase Plan"). The 2000 Purchase Plan will be in effect until December 31, 2006 and authorizes the Company to purchase up to 4,000,000 shares of its Common Stock, without par value ("Common Stock"), on the open market or in privately negotiated transactions. The 2000 Purchase Plan requires the Company to use the Common Stock purchased under the plan for the purposes of funding qualified employee benefit plans maintained by the Company and its direct and indirect wholly owned domestic subsidiaries, satisfying the Company's obligations under its equity-based incentive plans, providing shares of Common Stock for the Company's dividend reinvestment plan and the Company's International Stock Ownership Plan, for use in making future acquisitions, and delivering shares of Common Stock under existing and future equity-based compensation arrangements to associates and directors of the Company and to associates of direct and indirect subsidiaries of the Company.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                           Exhibit 99.  Press Release, dated November 3, 2000.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE TIMKEN COMPANY


                                       By: /s/Gene E. Little
                                           -------------------------------------
                                           Name:  Gene E. Little
                                           Title: Senior Vice President-Finance



Dated:  November 3, 2000

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                                  EXHIBIT INDEX

                               The Timken Company

                           Current Report on Form 8-K
                             Dated November 3, 2000



        Exhibit No.                                    Title
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             99                         Press Release, dated November 3, 2000.

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